UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2009

                              ___________________

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                    001-33897               46-0476193
       (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

            28046 Del Rio Road
                 Suite C
           Temecula, California                                   92590
 (Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (949) 497-0290

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.03 - Bankruptcy or Receivership.

     Temecula Valley Bancorp Inc. (the "Company") intends to file a voluntary petition in the United States Bankruptcy Court of the Central District of California, Riverside Division, by August 18, 2009, seeking relief under Chapter 7 of Title 11 of the United States Code. The Chapter 7 bankruptcy filing is a result of the previously reported July 23, 2009 Form 8-K whereby the California Department of Financial Institutions closed the Company's former subsidiary, Temecula Valley Bank (the "Bank") and subsequently, the Federal Deposit Insurance Corporation ("FDIC") was appointed as receiver. Subsequent to the Bank closure and receivership, the FDIC informed the Company that First-Citizens Bank and Trust Company, Raleigh, North Carolina, assumed all of the deposits of the Bank, excluding those from brokers, and purchased essentially all of the Bank's assets in a transaction facilitated by the FDIC.

     As a result of the FDIC being appointed receiver of the Bank on July 17, 2009 and the planned Chapter 7 bankruptcy filing, the Company has ceased all business activity and operations since the Bank was the Company's only source of revenue. Upon filing of the petition, the court will appoint a bankruptcy trustee who will be responsible for liquidating the Company.


Item 2.04 - Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

     The planned Chapter 7 bankruptcy filing of Title 11 of the United States Code would cause an event of default under the terms of the indentures governing trust preferred securities issued by the Company's five unconsolidated special purpose business trusts: Temecula Valley Statutory Trusts II, III, IV, V and VI (each, a "Trust").

     Subject to certain notice and waiting requirements particular to the documentation of each Trust, upon the occurrence of this event of default, the trustee or holders of not less than 25% in principal of the outstanding debentures of each Trust may declare the entire principal, premium and any accrued unpaid interest immediately due and payable.


Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

     On July 28, 2009, Philip E. Guldeman resigned as Chief Financial Officer of the Company.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEMECULA VALLEY BANCORP INC.


Date:  July 30, 2009                    By: /s/ NEIL M. CLEVELAND
                                            ------------------------------------
                                            Neil M. Cleveland
                                            Chairman of the Board